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                                                                    Exhibit 99.1
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         SHELBOURNE PROPERTIES I, INC. DECLARES $2.82 PER SHARE DIVIDEND

       BOSTON, MASSACHUSETTS, June 20, 2003 - Shelbourne Properties I, Inc. (AMEX:HXD) announced today that its Board of Directors has declared a dividend of $2.82 per share from cash reserves. The dividend is payable July 9, 2003 to shareholders of record as of the close of business on June 30, 2003.

       For further information, call Beverly Bergman at (617) 570-4607.